UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2017 (October 11, 2017)

CoreCivic, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-16109	62-1763875
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10 Burton Hills Boulevard

Nashville, Tennessee 37215

(Address of principal executive offices) (Zip Code)

(615) 263-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement

On October 11, 2017, CoreCivic, Inc., a Maryland corporation (the “Company”), announced the commencement and pricing of an offering of $250.0 million aggregate principal amount of senior unsecured notes due 2027 (the “Notes”), subject to market and other customary conditions, to be issued and sold at a coupon rate and yield to maturity of 4.75%, pursuant to an effective shelf registration statement filed with the Securities and Exchange Commission (the “SEC”) on May 15, 2015, as amended (File No. 333-204234) (the “Registration Statement”). In connection with the offering, the Company and its subsidiary guarantors named therein (the “Guarantors”) entered into an underwriting agreement (the “Underwriting Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC and SunTrust Robinson Humphrey, Inc., as representatives of the underwriters listed on Schedule A thereto. The offering of the Notes closed on October 13, 2017.

The Company and the Guarantors have made certain customary representations, warranties and covenants in the Underwriting Agreement concerning the Company, the Guarantors, the Registration Statement and offering documents related to the offering of the Notes and the related guarantees. The Company and the Guarantors have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended.

The Company issued the Notes pursuant to an indenture dated as of September 25, 2015 (the “Base Indenture”), between the Company and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by the second supplemental indenture dated as of October 13, 2017 (the “Second Supplemental Indenture” and together with the Base Indenture the “Indenture”), by and among the Company, the Guarantors and the Trustee. Pursuant to the Second Supplemental Indenture, interest on the Notes will be payable semi-annually in cash in arrears on April 15 and October 15 of each year, beginning April 15, 2018 and will mature on October 15, 2027.

The Notes and the guarantees are unsecured, unsubordinated obligations of the Company and the Guarantors, respectively. The Notes rank equally in right of payment with any unsecured, unsubordinated senior indebtedness of the Company, including the Company’s 4.625% Senior Notes due 2023, the Company’s 4.125% Senior Notes due 2020 and the Company’s 5.00% Senior Notes due 2022 (collectively, the “Existing Notes”), and the guarantees rank equally in right of payment with any unsecured, unsubordinated senior indebtedness of the Guarantors, including the Guarantors’ guarantees of the Existing Notes. The Notes and guarantees rank senior in right of payment to any future indebtedness of the Company or the Guarantors that is expressly subordinated to the Notes and the guarantees, respectively, and are subordinated to any secured indebtedness of the Company and the Guarantors, including indebtedness under, and guarantees of, the Company’s Amended and Restated Credit Agreement, dated as of March 22, 2013, as amended on July 22, 2015 and on October 6, 2015, by and among the Company, as borrower, Bank of America, N.A., as administrative agent, and the lenders who are, or may from time to time become, a party thereto, to the extent of the value of the assets securing such indebtedness, and structurally junior to all obligations of the Company’s non-guarantor subsidiaries, including trade payables (other than indebtedness and liabilities owed to us).

The foregoing description of the Underwriting Agreement, the Base Indenture, the Second Supplemental Indenture and the Form of 4.75% Note due 2027 are each qualified in their entirety by reference to the Underwriting Agreement, the Base Indenture, the Second Supplemental Indenture and the Form of 4.75% Note due 2027, as applicable, copies of which are filed as Exhibit 1.1, 4.1, 4.2 and 4.3 respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 8.01	Other Events

A copy of the press release announcing the Company’s intention to offer the Notes is attached as Exhibit 99.1 hereto. A copy of the press release announcing the pricing of the Notes is attached as Exhibit 99.2 hereto.

Certain legal opinions relating to the legality of the Notes and the Guarantees are attached as Exhibits 5.1, 5.2, 5.3, 5.4, 5.5 and 5.6 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated October 11, 2017, among the Company, the Guarantors, Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC and SunTrust Robinson Humphrey, Inc., as representatives of the several underwriters named therein.

4.1	Indenture dated as of September 25, 2015, between the Company and U.S. Bank, National Association, as Trustee (previously filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K (Commission File no. 001-16109), filed with the Commission on September 25, 2015 and incorporated herein by this reference).

4.2	Second Supplemental Indenture, dated as of October 13, 2017, by and among the Company, the Guarantors and U.S. Bank, National Association, as Trustee.

4.3	Form of 4.75% Note due 2027 (included in Exhibit 4.2).

5.1	Opinion of Bass, Berry & Sims PLC.

5.2	Opinion of Miles & Stockbridge P.C., as to matters of Maryland law.

5.3	Opinion of Brownstein Hyatt Farber Schreck, LLP, as to matters of Colorado law.

5.4	Opinion of Brownstein Hyatt Farber Schreck, LLP, as to matters of Nevada law.

5.5	Opinion of McAfee & Taft, as to matters of Oklahoma law.

5.6	Opinion of Liechty, McGinnis, Berryman & Bowen, LLP, as to matters of Texas law.

23.1	Consent of Bass, Berry & Sims PLC (included in Exhibit 5.1).

23.2	Consent of Miles & Stockbridge P.C. (included in Exhibit 5.2).

23.3	Consent of Brownstein Hyatt Farber Schreck, LLP (included in Exhibits 5.3 and 5.4).

23.4	Consent of McAfee & Taft (included in Exhibit 5.5).

23.5	Consent of Liechty, McGinnis, Berryman & Bowen, LLP (included in Exhibit 5.6).

99.1	Press Release, dated October 11, 2017.

99.2	Press Release, dated October 11, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: October 13, 2017
CORECIVIC, INC.

By: /s/ David M. Garfinkle
David M. Garfinkle
Executive Vice President and Chief Financial Officer